UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

National Penn Bancshares, Inc. is participating in the Keefe, Bruyette and Woods Regional Bank Conference being held in Boston, Massachusetts on February 27, 2013. National Penn's presentation is on Wednesday, February 27, 2013, at 10:25 a.m. Eastern Time.

National Penn's slide presentation is furnished in this Report, pursuant to this Item 8.01, as Exhibit 99.1, and is incorporated herein by reference.

Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Slide Presentation for National Penn Bancshares, Inc. made on February 27, 2013 at 10:25 a.m. (EST) (furnished pursuant to Item 8.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	February 27, 2013	By:	/s/ Scott V. Fainor
		Name:	Scott V. Fainor
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation for National Penn Bancshares, Inc. made on February 27, 2013 at 10:25 a.m. (EST) (furnished pursuant to Item 8.01 hereof).